EXHIBIT 23.2

RONALD R. CHADWICK, P.C.
CERTIFIED PUBLIC ACCOUNTANT
2851 S. PARKER ROAD, SUITE 720
AURORA, COLORADO 80014

TELEPHONE:(303)306-1967
TELECOPIER:(303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form SB-2 filing by VCG Holding Corp. of my report dated January 7, 2003 relating to the financial statements of Platinum of Illinois, Incorporated which appear in said filing. I also consent to the reference to my firm under the heading “Experts” in said filing.

/s/ Ronald R. Chadwick, P.C.

RONALD R. CHADWICK, P.C.

Aurora, Colorado
January 13, 2003

RONALD R. CHADWICK, P.C.
CERTIFIED PUBLIC ACCOUNTANT
2851 S. PARKER ROAD, SUITE 720
AURORA, COLORADO 80014

TELEPHONE:(303)306-1967
TELECOPIER:(303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form SB-2 filing by VCG Holding Corp. of my report dated January 7, 2003 relating to the financial statements of Indy of Colorado, Ltd. which appear in said filing. I also consent to the reference to my firm under the heading “Experts” in said filing.

/s/ Ronald R. Chadwick, P.C.

RONALD R. CHADWICK, P.C.

Aurora, Colorado
January 13, 2003

RONALD R. CHADWICK, P.C.
CERTIFIED PUBLIC ACCOUNTANT
2851 S. PARKER ROAD, SUITE 720
AURORA, COLORADO 80014

TELEPHONE:(303)306-1967
TELECOPIER:(303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form SB-2 filing by VCG Holding Corp. of my report dated January 7, 2003 relating to the financial statements of Tennessee Restaurant Concepts, Inc. which appear in said filing. I also consent to the reference to my firm under the heading “Experts” in said filing.

/s/ Ronald R. Chadwick, P.C.

RONALD R. CHADWICK, P.C.

Aurora, Colorado
January 13, 2003

RONALD R. CHADWICK, P.C.
CERTIFIED PUBLIC ACCOUNTANT
2851 S. PARKER ROAD, SUITE 720
AURORA, COLORADO 80014

TELEPHONE:(303)306-1967
TELECOPIER:(303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form SB-2 filing by VCG Holding Corp. of my report dated January 7, 2003 relating to the financial statements of Tennessee Restaurant Concepts II, L.P. which appear in said filing. I also consent to the reference to my firm under the heading “Experts” in said filing.

/s/ Ronald R. Chadwick, P.C.

RONALD R. CHADWICK, P.C.

Aurora, Colorado
January 13, 2003